COMPUTATIONAL MATERIALS FOR RFMSII SERIES 2003-HS1 TRUST
DEUTSCHE BANK [GRAPHIC OMITTED]
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                                    GMAC RFC
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                       NEW ISSUE COMPUTATIONAL MATERIALS



                           $592,375,000 (Approximate)

                          RFMSII SERIES 2003-HS1 TRUST
                       HOME EQUITY LOAN-BACKED TERM NOTES

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                   Depositor

                          RFMSII SERIES 2003-HS1 TRUST
                                     Issuer

                        Residential Funding Corporation
                           Seller and Master Servicer




                                 MARCH 6, 2003


_____________________________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

_______________________________________________________________________________
The analysis in this report is based on information provided by Residential Funding Corporation ("the Seller"). Neither the Seller, the Issuer, Deutsche Bank Securities Inc. ("DBSI"), or any of their affiliates makes representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
RFMSII SERIES 2003-HS1 TRUST.
Computational Materials: Preliminary Term Sheet

                          $[592,375,000] (Approximate)


---------------------------------------------------------------------------------------------------------------------------------
                                 OVerview (2)(3)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                  TO 10% CALL:
---------------------------------------------------------------------------------------------------------------------------------
    Class           Expected          Interest    Principal    Expected      Expected           Scheduled           Expected
                                                                             Principal            Final
                  Approximate                                                 Window          Distribution          Ratings
                      Size              Type         Type     WAL (yrs)        (mos)              Date          (Moody's / S&P)
--------------- ----------------- --------------- ----------- ----------- ---------------- -------------------- -----------------
--------------- ----------------- --------------- ----------- ----------- ---------------- -------------------- -----------------
A-I-1            171,000,000          Floating       SEQ         0.90         1 - 21         [January 2033]         Aaa/AAA
A-I-2             39,000,000           Fixed         SEQ         2.00         21 - 27        [January 2033]         Aaa/AAA
A-I-3             82,000,000           Fixed         SEQ         3.01         27 - 48        [January 2033]         Aaa/AAA
A-I-4             48,000,000           Fixed         SEQ         5.03         48 - 79        [January 2033]         Aaa/AAA
A-I-5             20,000,000           Fixed         SEQ         6.58         79 - 79        [January 2033]         Aaa/AAA
A-I-6             40,000,000           Fixed         NAS         5.63         37 - 79        [January 2033]         Aaa/AAA
A-I-IO          164,364,000(c)         Fixed       Notional    1.20(d)        1 - 30        [September 2005]        Aaa/AAA
A-II             192,375,000          Floating       SEQ         3.17         1 - 99         [January 2033]         Aaa/AAA
--------------- ----------------- --------------- ----------- ----------- ---------------- -------------------- -----------------
    TOTAL       $592,375,000
--------------- ----------------- --------------- ----------- ----------- ---------------- -------------------- -----------------
---------------------------------------------------------------------------------------------------------------------------------

(a) Class sizes subject to a variance of +/-5.0%.
(b) Group I prepayment speed- Initial 4% CPR ramping up to 28% CPR over the first 12 months, remaining at 28% CPR thereafter. Group II prepayment speed-35% CPR, 15% Constant Draw Rate.
(c) Initial Notional Amount; see section entitled "Class A-I-IO Scheduled Notional Amount. (d) Duration

This Information was prepared jointly by Deutsche Bank Securities Inc. and Residential Funding Securities Corporation in their joint capacity as underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              TRANSACTION OVERVIEW
------------------------------ ------------------------------------------------
Securities:  $400,000,000  adjustable- and fixed-rate  Class A-I-1 through Class
     A-I-6 Notes and the Class A-I-IO Notes (together, the "Class I Notes"), are being issued concurrently with $192,375,000 of adjustable-rate Class A-II Notes (the "Class II Notes", and together with the Class I Notes, the "Notes"). The Class I Notes are primarily backed by closed-end fixed-rate home equity mortgage loans (the "Group I Loans" or "HELs"),and the Class II Notes are primarily backed by adjustable-rate home equity revolving credit loans (the "Group II Loans" or "HELOCs"). The notes will be offered by the prospectus supplement.

Variable Funding Notes The trust will also issue Variable Funding Notes backed by the Group II Loans. These will not be offered by the prospectus supplement.

Depositor: Residential Funding Mortgage Securities II, Inc. ("RFMSII").

Issuer: RFMSII Series 2003-HS1 Trust

Credit Enhancer: FGIC rated Aaa by Moody's, AAA by S&P, and AAA by Fitch

Prepayment  Assumption:  Group I - Initial 4% CPR  ramping  up by  approximately
     2.1818% per annum in each month to 28% CPR over the first 12 months, remaining at 28% CPR thereafter.

Cut-off Date: Group II - 35% CPR, 15% Constant Draw Rate. February 28, 2003

Settlement Date: March 27, 2003

Transaction OVerview continued


Payment Date: The 25th day of each month (if such day is not a business day, the first business day thereafter) commencing in April 2003.

Indenture Trustee: JPMorgan Chase Bank

Owner Trustee: Wilmington Trust Company

Seller & Master Servicer: Residential Funding Corporation (the "Seller", "Master
     Servicer", or "RFC"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Subservicer: HomeComings Financial Network, Inc. ("HomeComings"), an affiliate of the Depositor.

Advances: There is no required advancing of delinquent principal or interest on the home equity mortgage loans by the Master Servicer, the Subservicer, the Trustee, Credit Enhancer or any other entity.

Collateral Description:  Two loan groups: Group I (fixed-rate HELs) and Group II
     (adjustable-rate HELOCs). The information below regarding each loan group is based on a preliminary pool of assets. The weighted average characteristics of the final pools are not expected to materially change at closing.

GroupI is comprised of [10,503] conventional fixed-rate, closed-end home equity mortgage loans totaling $[376,714,757], secured primarily by 2nd liens on one- to four-family residential properties, with CLTVs not in excess of 100%. The aggregate principal balance of the Group I Loans is expected to be approximately $[400,000,000].

GroupII is comprised of [4,838] adjustable-rate home equity revolving credit loans totaling $[176,520,196], secured primarily by 2nd liens on one- to four-family residential properties, with CLTVs not in excess of 100%. The aggregate principal balance of the Group II Loans is expected to be approximately $[190,000,000].

Optional Redemption: With respect to each loan group, the Master Servicer will have the option to purchase all of the remaining loans in that loan group or all of the related Notes on the payment date on which the aggregate principal balance of an individual loan group after applying payments received in the related collection period falls below 10% of its original aggregate principal balance as of the Cut-Off Date. An optional redemption affected in one loan group will not require an optional redemption to be affected in the other group. Please refer to "Class A-I-IO Notes Yield Considerations" regarding the effects of the optional redemption on the Class A-I-IO Notes.

Taxation: For Federal income tax purposes:

The Group I Notes will each represent ownership of a regular interest in a REMIC. |X| The Group II Notes will be characterized as indebtedness.

ERISA Considerations:          ERISA-eligible.

Legal Investment:           Not SMMEA-eligible.

Form of  Registration:  Book-entry  form through DTC / Euroclear /  Clearstream,
     Luxembourg in same day funds.

Minimum Denominations: The Class I Notes (other than the Class A-I-IO Notes) and the Class A-II Notes: $25,000 Class A-I-IO Notes: $[1,000,000] notional amount

Underwriters: Lead Manager:   Deutsche Bank Securities Inc.
              Co-Manager:     Residential Funding Securities Corporation

                             TRANSACTIONAL STRUCTURE

Credit Enhancement:            Group I:

                               |X|  Group  I  excess   interest,   |X|   Limited
                               cross-collateralization,                      |X|
                               Overcollateralization, and |X| 100% FGIC policy Group II:
                               |X|      Group II excess interest,
                               |X|      Limited cross-collateralization,
                               |X|      Overcollateralization, and
                               |X|      100% FGIC policy

Excess Interest: Because the mortgagors are expected to pay more interest on the home equity mortgage loans than is necessary to pay interest on the Notes, along with fees and expenses of the trust each month, there may be excess interest. On each Payment Date this excess interest from the related loan group may be used to protect the Notes against most types of losses by making an additional payment of principal up to the amount of the losses. Excess interest from the non-related loan group may also be available to cover some of these losses.

Overcollateralization:         Group I:

     On the Closing Date, the initial Overcollateralization Amount for the Group I Loans will be equal to [0.00]%. Commencing with the [third] Payment Date, Excess interest from the Group I Loans will be applied, to the extent not used to cover current or previously unpaid losses, to make accelerated payments of principal to the Class I Notes then entitled to receive payments of principal, until the principal balance of the Group I Loans exceeds the aggregate Note Balance of the Group I Notes by a specified amount. This excess represents Overcollateralization. The Group I "Required Overcollateralization Amount" will be equal to [1.50]% of the aggregate balance of the Group I Loans as of the Cut-off Date. The Group I Required Overcollateralization Amount may decrease in the future pursuant to the indenture.

                               Group II:

     On the Closing Date, the principal amount of the Class A-II Notes issued will exceed the principal balance of the Group II Loans by approximately [1.25]%. Beginning on the first payment date, any Group II Excess interest not used to cover current or previously unpaid losses will be paid as
     principal    to   the   Class   A-II   Notes   to   reduce   the    initial
     undercollateralization to zero and to ultimately build to the Group II "Required Overcollateralization Amount" of [1.00]% of the aggregate balance of the Group II Loans as of the Cut-off Date. The Group II Required Overcollateralization Amount may decrease in the future pursuant to the indenture.

Group I and Group II Policy:   Group I:

     The Group I financial guaranty insurance policy (the "Group I Policy") will provide 100% coverage of timely interest at the Class I note rates, principal portions of any allocated realized losses, and ultimate payment of principal by the latest stated final maturity date for the Class I Notes. The Group I Policy will not cover any prepayment interest shortfalls or Relief Act Shortfalls nor any reduction in accrued interest due to the application of the Group I Net WAC Rate and is for the benefit of the Class I Noteholders only. Group II:

     The Group II financial guaranty insurance policy (the "Group II Policy") will provide 100% coverage of timely interest at the Class A-II note rate, principal portions of any allocated realized losses, and ultimate payment of principal by the latest stated final maturity date for the Class A-II Notes. The Group II Policy will not cover any Relief Act Shortfalls nor any reduction in accrued interest due to the application of the Group II Net WAC Rate and is for the benefit of the Class II Noteholders only.

                             TRANSACTIONAL STRUCTURE

Priority of Distributions:     Group I:

                               On each payment date, principal and interest collections with respect to the Group I Loans and payments made under the Group I Policy will be allocated from the payment account in the following order of priority:

                               (1) To pay accrued interest due on the Class I Notes other than prepayment interest shortfalls, Group I Net WAC Cap Shortfalls, and Relief Act Shortfalls;

                               (2) To pay as principal on the Class I Notes (other than the Class A-I-IO Notes), an amount equal to the Group I principal collection distribution amount for such payment date;

                               (3) To pay as principal on the Class I Notes (other than the Class A-I-IO Notes), an amount equal to the Group I liquidation loss distribution amount for such payment date;

                               (4) To pay the Credit Enhancer the premium for the Group I Policy and any previously unpaid premiums for the Group I Policy, with interest;

                               (5) To reimburse the Credit Enhancer for prior draws made on the Group I Policy, other than those attributable to excess loss amounts, with interest;

                               (6) Other than on the first [two] payment dates, to pay as additional principal on the Class I Notes (other than the Class A-I-IO Notes), an amount (if any) necessary to bring the amount of Overcollateralization up to the Group I Required Overcollateralization Amount for such payment date;

                               (7) To pay the Credit Enhancer any other amounts owed to it under the Group I Policy; (8) To pay the Class I Notes, pro rata, any current period and previously unpaid Group I

                                    Net WAC Cap Shortfalls, with interest, based
                               on the related shortfall amounts; (9) To pay the Class I Notes any prepayment interest shortfalls on the Group I Loans with respect to the current period or remaining unpaid from any previous collection periods with interest;

                               (10) To pay  principal  on the Class II Notes and
                                    Variable   Funding  Notes,   pro  rata,  any
                                    current period special hazard, bankruptcy and fraud losses up to certain amounts specified in the indenture to the extent not covered by current period collections on the Group II Loans; and

                               (11) To  pay  any   remaining   amounts   to  the
                                    Certificateholders.

                             TRANSACTIONAL STRUCTURE

Priority of Distributions:     Group II:

(continued)                    On each payment date, Principal Distributions and
                               interest collections with respect to the Group II
                               Loans and payments made under the Group II Policy
                               will be allocated from the payment account in the
                               following order of priority:
                               (1)  To pay  accrued  interest  on the  Class  II
                                    Notes and the Variable  Funding  Notes,  pro
                                    rata,  other  than  Group  II  Net  WAC  Cap
                                    Shortfalls or Relief Act Shortfalls;
                               (2)  To pay  principal  on the Class II Notes and
                                    Variable  Funding Notes, pro rata, an amount
                                    equal to the Group II  principal  collection
                                    distribution amount for that payment date;
                               (3)  To pay as  principal  on the  Class II Notes
                                    and Variable  Funding  Notes,  pro rata,  an
                                    amount  equal to the  Group  II  liquidation
                                    loss  distribution  amount for such  payment
                                    date;
                               (4)  To pay the Credit  Enhancer  premium for the
                                    Group II Policy  and any  previously  unpaid
                                    premiums  for  the  Group  II  Policy,  with
                                    interest;
                               (5)  To reimburse the Credit Enhancer for certain
                                    prior  draws  made on the  Group II  Policy,
                                    other than those attributable to excess loss
                                    amounts, with interest;
                               (6)  To pay  principal  on the Class II Notes and
                                    Variable   Funding   Notes,   pro  rata,  an
                                    additional  amount,  if necessary,  to bring
                                    the  amount of  Overcollateralization  up to
                                    the Group II Required  Overcollateralization
                                    Amount for that payment date;
                               (7)  To pay  the  Credit  Enhancer  provider  any
                                    other  amounts owed to it under the Group II
                                    Policy;
                               (8)  To pay  the  Class  II  Notes  and  Variable
                                    Funding Notes,  pro rata, any current period
                                    and  previously  unpaid Group II Net WAC Cap
                                    Shortfalls,  with  interest,  based  on  the
                                    related shortfall amounts;
                               (9)  To pay  principal  on the  Class I Notes any
                                    current  period special  hazard,  bankruptcy
                                    and  fraud  losses  up  to  certain  amounts
                                    specified in the indenture to the extent not
                                    covered by current period collections on the
                                    Group I Loans; and
                               (10) To  pay  any   remaining   amounts   to  the
                                    Certificateholders.

Interest Accrual Period: Class A-I-1 and Class A-II Notes: From and including the preceding payment date (or, for the first distribution period, the closing date) to but excluding the related payment date on an actual/360 basis.


     Classes A-I-2 through A-I-6 and Class A-I-IO Notes: Calendar month preceding the related payment date on a 30/360 basis.

ClassI Notes:  The Class A-I-1  Interest  Rate will be equal to the least of (a)
     1-mo. LIBOR plus [ ]%, (b) [8.00]% and (c) the Group I Net WAC Rate.

     The Interest Rates for Class A-I-2 through Class A-I-6 Notes will be equal to the lesser of (a) the related fixed-rate coupon for each Class or (b) the Group I Net WAC Rate.

     Any interest shortfalls due to the Group I Net WAC Rate (the "Group I Net WAC Cap shortfalls") or prepayment interest shortfalls will carry forward with interest at the related interest rate for such Class I Note and will be reimbursed by excess interest from Loan Group I to the extent available. Any Relief Act shortfalls on the Group I Loans will be allocated to the Class I Notes pro rata based upon the interest that would have accrued on these Notes absent these reductions.

                             TRANSACTIONAL STRUCTURE

Class A-IO Certificate: The Class A-I-IO Notes will pay a coupon equal to the Class A-I-IO Interest Rate. The Class A-I-IO Notes do not have principal balances and will only be entitled to interest on a notional amount.

                               Class A-I-IO Interest Rate:
                               For the [April 2003] through [September 2005] Payment Dates, the Class A-I-IO Interest Rate will equal [5.50]% per annum. Commencing on the [October 2005] Payment Date and for all payment dates thereafter, the Class A-I-IO Interest Rate will equal [0.00]%.

                               Class A-I-IO Notional Amount:
                               Interest will accrue on a notional amount equal to the lesser of (a) the Class A-I-IO Scheduled Notional Amount for that payment date and (b) the aggregate principal balance of the Group I Loans as of the beginning of the related collection period. Please see Page [9] herein for the Class A-I-IO Scheduled Notional Amount.

ClassII Notes:  The Class A-II  Interest  Rate will be equal to the least of (a)
     1-mo. LIBOR plus [ ]% per annum, (b) [17.25%] per annum, and (c) the Group II Net WAC Rate. Any Class II interest shortfalls due to the Group II Net WAC Rate (the "Group II Net WAC Cap shortfalls") will carry forward with interest at the Class A-II Interest Rate and will be reimbursed by excess interest from Loan Group II to the extent available. Any Relief Act shortfalls will be allocated to the Class A-II Notes and Variable Funding Notes pro rata based upon the interest that would have accrued on these Notes absent these reductions will not be repaid.

Interest Rate Caps:            Net Mortgage Rate:


                               With respect to any home equity mortgage loan, the Net Mortgage Rate equals the mortgage rate minus (a) the master servicing fee, (b) the subservicing fee and (c) the rate at which the related policy premium is paid.
                               Group I Net WAC Rate:
                               With respect to any payment date, the Group I Net WAC Rate equals the weighted average of the Net Mortgage Rates on the Group I Loans as of the first day of the month preceding the month in which that payment date occurs, adjusted for the interest payable on the Class A-I-IO Notes and as further adjusted, in the case of the Class A-I-1 Notes, for an actual/360 interest accrual basis. The initial Group I Net WAC Rate equals approximately [5.00%] per annum. Group II Net WAC
                               Rate:
                               With respect to any payment date, the Group II Net WAC Rate equals the weighted average of the Net Mortgage Rates on the Group II Loans as of the first day of the month preceding the month in which that payment date occurs, adjusted for an actual/360 interest accrual basis. The initial Group II Net WAC Rate equals approximately [2.86%] per annum.

Step-up Coupon: The Interest Rate for the Class A-I-4 and Class A-I-5 Notes will increase by 0.50%, subject to the Group I Net WAC Rate, on the second payment date following the first possible optional termination date for the Group I Loans. Principal Distributions: Amounts distributable as principal on the Class I Notes on each Payment Date will be distributed (Group I) as follows:

                (1) Class A-I-6 Notes, in an amount equal to the Class A-I-6 Lockout Distribution Amount for that Payment Date, until paid in full;
                (2)      Class A-I-1 Notes, until paid in full;
                (3)      Class A-I-2 Notes, until paid in full;
                (4)      Class A-I-3 Notes, until paid in full;
                (5)      Class A-I-4 Notes, until paid in full;
                (6)      Class A-I-5 Notes, until paid in full; and
                (7)      Class A-I-6 Notes, until paid in full.

                             TRANSACTIONAL STRUCTURE

GroupI Required  Overcollateralization  Amount: With respect to any payment date prior to the Group I Stepdown Date, the Group I Required Overcollateralization Amount will equal [1.50%] of the aggregate balance of the Group I Loans as of the Cut-off Date. With respect to any distribution on or after the Group I Stepdown Date, the Group I Required Overcollateralization Amount will equal the lesser of (a) the initial Group I Required Overcollateralization Amount and (b) [3.00%] of the aggregate principal balance of the Group I Loans, subject to the Group I Overcollateralization Floor and to the satisfaction of certain conditions specified in the indenture.

GroupI Overcollateralization Floor: An amount equal to 0.50% of the balance of the Group I Loans as of the Cut-off Date.

GroupI Stepdown Date: The later of (a) the [October 2005] Payment Date and (b) the payment date on which the aggregate principal balance of the Group I Loans after applying payments received in the related collection period is less than 50% of the initial aggregate principal balance of the Group I Loans, subject to the satisfaction of certain conditions specified in the indenture.

ClassA-I-6  LockoutDistribution  Amount:  The Class A-I-6  Lockout  Distribution
     Amount is equal to the product of (x) the Class A-I-6 Lockout Percentage for that Payment Date and (y) the Class A-I-6 Pro-Rata Distribution Amount for that Payment Date. In no event shall the Class A-I-6 Lockout Distribution Amount for a Payment Date exceed the Principal Distribution Amount for the Class I Notes for that Payment Date.

Class A-I-6 Lockout   Class A-I-6 Lockout Percentage is equal to the following:

Distribution Percentage:    Payment Dates        Class A-I-6 Lockout Percentage
                               1 - 36                                   0%
                               37 - 60                                 45%
                               61 - 72                                 80%
                               73 - 84                                100%
                               85 and thereafter                      300%

     Class A-I-6 Pro-Rata Distribution Amount is an amount equal to the product of (x) a fraction, Class A-I-6 Pro-Rata the numerator of which is the Note Balance of the Class A-I-6 Notes immediately prior to that Distribution
     Amount: Payment Date and the denominator of which is the aggregate Note Balance of the Class I Notes (other than the Class A-I-IO Notes) immediately prior to that Payment Date and (y) the Principal Distribution Amount for the Class I Notes.

Principal Distributions: (Group II) On each payment date, Class A-II available principal will be paid pro-rata to the Class A-II Notes and the Variable Funding Notes, and is equal to: (a) Net Principal Collections, if the payment date is during the Revolving Period and an Amortization Event has not occurred; or (b) Principal Collections, if the payment date is after the Revolving Period or an Amortization Event has occurred.

Net Principal Collections: On any payment date, the excess, if any, of (a) principal collections on the Group II Loans during the related collection period over (b) the aggregate amount of additional balances drawn during the related period with respect to the Group II Loans and conveyed to the trust.

Revolving Period: The period commencing on the Closing Date and ending on [March
     31, 2008].

Initial  Undercollateralization:  Initially,  the principal  amount of the Class
     A-II Notes issued will exceed the principal balance of the Group II Loans by approximately [1.25%]. Beginning on the first payment date, any Group II excess interest not used to cover current or previously unpaid losses will be paid as principal to the Class A-II Notes to reduce the initial undercollateralization to zero and to ultimately build to the Group II Required Overcollateralization Amount.

                             TRANSACTIONAL STRUCTURE

GroupII Required  Overcollateralization Amount: With respect to any payment date prior to the Group II Stepdown Date, the Group II Required Overcollateralization Amount will equal [1.00%] of the aggregate balance of the Group II Loans as of the Cut-off Date. With respect to any distribution on or after the Group II Stepdown Date, the Group II Required Overcollateralization Amount will equal the lesser of (a) the initial Group II Required Overcollateralization Amount and (b) [2.00%] of the aggregate principal balance of the Group II Loans, subject to the Group II Overcollateralization Floor and to the satisfaction of certain conditions specified in the indenture.

GroupII Overcollateralization Floor: An amount equal to 0.50% of the balance of the Group II Loans as of the Cut-off Date.


GroupII Stepdown Date: The later of (a) the [March 2005] Payment Date and (b) the payment date on which the aggregate principal balance of the Group II Loans after applying payments received in the related collection period is less than 50% of the initial aggregate principal balance of the Group II Loans, subject to the satisfaction of certain conditions specified in the indenture.

                             Class A-IO to 10% call

---------------------------------------------------------------------------------------------------------------------------------
PPC                                    55CPR        60CPR        61CPR        62CPR         63CPR         64CPR        65CPR
---------------------------------------------------------------------------------------------------------------------------------
Yield                                   3.75         3.75         2.43         0.97         0.97         (0.65)        (2.46)
Modified Duration                       0.90         0.90         0.89         0.88         0.88          0.88          0.87
Last Payment Date                      Sep-05       Sep-05       Aug-05       Jul-05       Jul-05        Jun-05        May-05
Price = [5.9838]%

                CLASS A-IO NOTIONAL BALANCE
  Period           Payment Date           Notional Balance
  1                   4/25/2003             164,364,000.00
  2                   5/25/2003             154,844,000.00
  3                   6/25/2003             145,874,000.00
  4                   7/25/2003             137,420,000.00
  5                   8/25/2003             129,455,000.00
  6                   9/25/2003             122,489,000.00
  7                  10/25/2003             115,385,000.00
  8                  11/25/2003             108,691,000.00
  9                  12/25/2003             102,383,000.00
  10                  1/25/2004              96,441,000.00
  11                  2/25/2004              90,841,000.00
  12                  3/25/2004              85,565,000.00
  13                  4/25/2004              80,594,000.00
  14                  5/25/2004              75,911,000.00
  15                  6/25/2004              71,498,000.00
  16                  7/25/2004              67,340,000.00
  17                  8/25/2004              63,423,000.00
  18                  9/25/2004              59,733,000.00
  19                 10/25/2004              56,257,000.00
  20                 11/25/2004              52,981,000.00
  21                 12/25/2004              49,896,000.00
  22                  1/25/2005              46,988,000.00
  23                  2/25/2005              44,251,000.00
  24                  3/25/2005              41,671,000.00
  25                  4/25/2005              39,240,000.00
  26                  5/25/2005              36,952,000.00
  27                  6/25/2005              34,796,000.00
  28                  7/25/2005              32,764,000.00
  29                  8/25/2005              30,987,000.00
  30                  9/25/2005              29,177,000.00

  ---------------------------------------------------------
  Assumes a fixed coupon of [5.50]%


                            Class A-I-1 to 10% call

---------------------------------------------------------------------------------------------------------------------------------
PPC                                                  0%           50%          75%          100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                              6.82         1.55          1.13         0.90          0.76         0.66
  Last Principal Payment Date                      Dec-15       Jun-06        Jun-05       Dec-04        Aug-04       Jun-04
  Principal Payment Window (Months)                 153           39            27           21            17           15

                                  Class A-I-2 to 10% call
---------------------------------------------------------------------------------------------------------------------------------
PPC                                                  0%           50%          75%          100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                             13.66         3.75          2.61         2.00          1.62         1.36
  Last Principal Payment Date                      Sep-17       Jul-07        Mar-06       Jun-05        Jan-05       Sep-04
  Principal Payment Window (Months)                  22           14            10            7            6             4

                                     Class A-I-3 to 10% call
---------------------------------------------------------------------------------------------------------------------------------
PPC                                                  0%           50%          75%          100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                             14.81         6.07          4.04         3.01          2.37         1.95
  Last Principal Payment Date                      Jan-18       Jan-12        Aug-08       Mar-07        Apr-06       Sep-05
  Principal Payment Window (Months)                  5            55            30           22            16           13

                                     Class A-I-4 to 10% call
---------------------------------------------------------------------------------------------------------------------------------
PPC                                                  0%           50%          75%          100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                             14.83         10.77         7.23         5.03          3.80         3.00
  Last Principal Payment Date                      Jan-18       Dec-14        Nov-11       Oct-09        Jan-08       Dec-06
  Principal Payment Window (Months)                  1            36            40           32            22           16

                                    Class A-I-5 to 10% call
---------------------------------------------------------------------------------------------------------------------------------
PPC                                                  0%           50%          75%          100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                             14.83         11.74         8.66         6.58          5.17         4.10
  Last Principal Payment Date                      Jan-18       Dec-14        Nov-11       Oct-09        Jun-08       Jun-07
  Principal Payment Window (Months)                  1             1            1             1            6             7

                                     Class A-I-6 to 10% call
---------------------------------------------------------------------------------------------------------------------------------
PPC                                                  0%           50%          75%          100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                             10.26         7.20          6.46         5.63          4.80         4.07
  Last Principal Payment Date                      Jan-18       Dec-14        Nov-11       Oct-09        Jun-08       Jun-07
  Principal Payment Window (Months)                 142           105           68           43            27           15







                             CLASS A-I-1 TO MATURITY
---------------------------------------------------------------------------------------------------------------------------------
PPC                                                  0%           50%          75%          100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                              6.82         1.55          1.13         0.90          0.76         0.66
  Last Principal Payment Date                      Dec-15       Jun-06        Jun-05       Dec-04        Aug-04       Jun-04
  Principal Payment Window (Months)                 153           39            27           21            17           15

                             CLASS A-I-2 TO MATURITY
---------------------------------------------------------------------------------------------------------------------------------
PPC                                                  0%           50%          75%          100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                             13.66         3.75          2.61         2.00          1.62         1.36
  Last Principal Payment Date                      Sep-17       Jul-07        Mar-06       Jun-05        Jan-05       Sep-04
  Principal Payment Window (Months)                  22           14            10            7            6             4

                             CLASS A-I-3 TO MATURITY
---------------------------------------------------------------------------------------------------------------------------------
PPC                                                  0%           50%          75%          100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                             14.81         6.07          4.04         3.01          2.37         1.95
  Last Principal Payment Date                      Jan-18       Jan-12        Aug-08       Mar-07        Apr-06       Sep-05
  Principal Payment Window (Months)                  5            55            30           22            16           13

                             CLASS A-I-4 TO MATURITY
---------------------------------------------------------------------------------------------------------------------------------
PPC                                                  0%           50%          75%          100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                             14.83         11.14         7.47         5.03          3.80         3.00
  Last Principal Payment Date                      Jan-18       Feb-17        Sep-13       Dec-09        Jan-08       Dec-06
  Principal Payment Window (Months)                  1            62            62           34            22           16

                             CLASS A-I-5 TO MATURITY
---------------------------------------------------------------------------------------------------------------------------------
PPC                                                  0%           50%          75%          100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                             15.19         14.70        12.62         9.77          6.56         4.29
  Last Principal Payment Date                      Feb-22       Jan-18        Jan-18       Feb-17        Jul-14       May-08
  Principal Payment Window (Months)                  50           12            53           87            79           18

                             CLASS A-I-6 TO MATURITY
---------------------------------------------------------------------------------------------------------------------------------
PPC                                                  0%           50%          75%          100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                             10.26         7.22          6.56         6.11          5.78         5.38
  Last Principal Payment Date                      Jan-18       Jan-18        Jan-18       Nov-16        May-14       Jul-12
  Principal Payment Window (Months)                 142           142          142           128           98           76





                             CLASS A-II TO 10% CALL
                            DRAW / CPR       0%          20%         25%          30%          35%         40%          45%
                            ----------       --          ---         ---          ---          ---         ---          ---

Average Life (Years)                 0%    15.37        3.88         3.05         2.49        2.07         1.76         1.51
                                     --
Last Principal Payment Date                Sep-25      Feb-13       Jan-11       Aug-09      Jul-08       Oct-07       Feb-07

Average Life (Years)                10%    15.66        5.77         4.36         3.39        2.71         2.21         1.84
                                    ---
Last Principal Payment Date                Jun-26      Jan-18       Dec-14       Jan-12      Mar-10       Nov-08       Dec-07

Average Life (Years)                15%    15.67        7.01         5.30         4.06        3.18         2.54         2.07
                                    ---
Last Principal Payment Date                Jun-26      Apr-19       Jan-18       Apr-14      Jun-11       Sep-09       Jul-08

Average Life (Years)                20%    15.68        8.72         6.44         4.92        3.80         2.98         2.38
                                    ---
Last Principal Payment Date                Jun-26      Dec-21       Nov-18       Jan-18      Aug-13       Dec-10       Apr-09

Average Life (Years)                25%    15.68        8.78         8.02         5.99        4.60         3.57         2.80
                                    ---
Last Principal Payment Date                Jun-26      Nov-22       Apr-21       Aug-18      Jan-18       Dec-12       Jun-10


                             CLASS A-II TO MATURITY
                            DRAW / CPR       0%          20%         25%          30%          35%         40%          45%
                            ----------       --          ---         ---          ---          ---         ---          ---

Average Life (Years)                 0%    15.48        4.15         3.30         2.70        2.25         1.91         1.64
                                     --
Last Principal Payment Date                Nov-27      Jan-21       Jan-18       Jul-17      Mar-15       Jun-13       Jan-12

Average Life (Years)                10%    15.71        5.82         4.47         3.53        2.86         2.36         1.97
                                    ---
Last Principal Payment Date                Dec-27      Dec-24       Feb-22       May-19      Jan-18       Dec-15       Oct-13

Average Life (Years)                15%    15.72        7.06         5.32         4.14        3.29         2.67         2.20
                                    ---
Last Principal Payment Date                Dec-27      Apr-26       Dec-23       Mar-21      Sep-18       Dec-17       Feb-15

Average Life (Years)                20%    15.73        8.74         6.46         4.93        3.86         3.08         2.50
                                    ---
Last Principal Payment Date                Dec-27      Feb-27       Jun-25       Dec-22      Jun-20       Feb-18       Jan-17

Average Life (Years)                25%    15.74        8.79         8.03         6.00        4.61         3.61         2.88
                                    ---
Last Principal Payment Date                Dec-27      May-27       Aug-26       Aug-24      Feb-22       Oct-19       Jan-18


Group I Collateral Summary

                                         Summary           Range (if Applicable)
                                         Statistics
Number of Mortgage Loans                          10,503
Aggregate Current Principal Balance  $376,714,756.69    $2,326.07 to $245,435.71
Average Current Principal Balance             $35,867.35
Aggregate Original Principal Balance $380,261,927.67    $6,786.00 to $250,000.00
Average Original Principal Balance            $36,205.08
Weighted Average Gross Loan Rate                   7.98%        5.70% to 14.25%
Weighted Average Original Term                    181.02           60 to 360
Weighted Average Remaining Term                   178.61           55 to 356
Weighted Average Combined OLTV                    90.87%       15.00% to 100.00%
Weighted Average FICO Score                          725          620 to 838
Weighted Average Borrower DTI                     37.22%        3.00% to 55.00%
Balloon Loans (% of Total)                        47.84%
Weighted Average Junior Mortgage Ratio            18.45%
Lien Position (1st/2nd)                   0.24% / 99.76%
Geographic Distribution
                                   Texas          25.62%
                              California          23.37%
                                Virginia           6.65%
-------------------------------------------------------------------------------


Group I Credit Score Distribution
--------------------------------------------------------------------------------
CREDIT           NUMBER OF        CURRENT PRINCIPAL         % OF CURRENT
                                                             PRINCIPAL
SCORE             LOANS               BALANCE                 BALANCE
-----             ------              --------                -------
620 - 639            113              3,251,629
                                                                0.86
640 - 659            540             17,931,270
                                                                4.76
660 - 679            937             34,399,895
                                                                9.13
680 - 699          1,459             56,894,205
                                                               15.10
700 - 719          1,526             57,292,980
                                                               15.21
720 - 739          1,621             59,168,713
                                                               15.71
740 - 759          1,558             54,049,519
                                                               14.35
760 - 779          1,530             52,842,299
                                                               14.03
780 - 799            965             32,645,403
                                                                8.67
800 or Greater       254              8,238,844
                                                                2.19
TOTAL:            10,503            376,714,757
                                                              100.00
-----------------------------------------------------------------------------

Group I Mortgage Rates

--------------------------------------------------------------------------------
MORTGAGE                     NUMBER OF        CURRENT PRINCIPAL  % OF CURRENT
                                                                  PRINCIPAL
RATE (%)                       LOANS              BALANCE          BALANCE
--------                  -    ------     -       --------         -------
5.501 - 6.000                     23             1,278,834
                                                                       0.34
6.001 - 6.500                    123             6,282,389
                                                                       1.67
6.501 - 7.000                  1,011            38,174,237            10.13
7.001 - 7.500                  2,847            99,436,577            26.40
7.501 - 8.000                  2,937            98,896,066            26.25
8.001 - 8.500                  1,377            48,916,851            12.99
8.501 - 9.000                    875            33,704,221
                                                                       8.95
9.001 - 9.500                    452            17,718,234
                                                                       4.70
9.501 - 10.000                   355            13,858,446
                                                                       3.68
10.001 - 10.500                  204             7,467,028
                                                                       1.98
10.501 - 11.000                  180             6,755,347
                                                                       1.79
11.001 - 11.500                   75             2,594,814
                                                                       0.69
11.501 - 12.000                   31             1,074,412
                                                                       0.29
12.001 - 12.500                    3               146,836
                                                                       0.04
12.501 - 13.000                    5               210,043
                                                                       0.06
13.001 - 13.500                    3               150,125
                                                                       0.04
14.001 - 14.500                    2                50,297
                                                                       0.01
TOTAL:                        10,503           376,714,757           100.00
--------------------------------------------------------------------------------

Group I Original Principal Balance
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL           NUMBER OF        CURRENT PRINCIPAL  % OF CURRENT
                                                                  PRINCIPAL
BALANCE AMOUNT ($)             LOANS              BALANCE          BALANCE
------------------        -    ------     -       --------         -------
0.01 - 25,000.00              3,546             64,426,776           17.10
25,000.01 - 50,000.00         5,075            179,338,417           47.61
50,000.01 - 75,000.00         1,353             81,744,862           21.70
75,000.01 - 100,000.00          420             36,474,300            9.68
100,000.01 - 125,000.00          42              4,687,107            1.24
125,000.01 - 150,000.00          48              6,550,921            1.74
150,000.01 - 175,000.00           8              1,200,443            0.32
175,000.01 - 200,000.00           6              1,147,482            0.30
200,000.01 - 250,000.00           5              1,144,449            0.30
TOTAL:                       10,503            376,714,757          100.00
--------------------------------------------------------------------------------

Group I Original Loan-to-Value Ratios
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ORIGINAL LOAN-TO-VALUE       NUMBER OF        CURRENT PRINCIPAL  % OF CURRENT
                                                                  PRINCIPAL
RATIO (%)                      LOANS              BALANCE          BALANCE
---------                 -    ------     -       --------         -------
10.01 - 20.00                    4                 269,356
                                                                     0.07
20.01 - 30.00                    6                 336,585
                                                                     0.09
30.01 - 40.00                   15                 727,579
                                                                     0.19
40.01 - 50.00                   37               1,784,524
                                                                     0.47
50.01 - 60.00                   65               2,938,643
                                                                     0.78
60.01 - 70.00                  182               8,595,180
                                                                     2.28
70.01 - 75.00                  142               5,759,058
                                                                     1.53
75.01 - 80.00                  399              18,256,691
                                                                     4.85
80.01 - 85.00                  652              17,467,540
                                                                     4.64
85.01 - 90.00                3,567             110,541,357
                                                                    29.34
90.01 - 95.00                3,906             144,311,133
                                                                    38.31
95.01 - 100.00               1,528              65,727,110
                                                                    17.45
TOTAL:                      10,503             376,714,757
                                                                   100.00
-------------------------------------------------------------------------

*CLTV measure used for 2nd lien mortgages for purposes of computation


Group I Junior Mortgage Ratios
--------------------------------------------------------------------------------

                   NUMBER OF        CURRENT PRINCIPAL       % OF CURRENT
                                                             PRINCIPAL
RANGE                LOANS               BALANCE              BALANCE
-----                ------        -     --------      -      -------
0.01 - 5.00                192        2,447,753
                                                                0.65
5.01 - 10.00             1,155       23,917,013
                                                                6.36
10.01 - 15.00            3,201       94,576,303
                                                               25.17
15.01 - 20.00            4,317      166,781,325
                                                               44.38
20.01 - 25.00              623       31,029,022
                                                                8.26
25.01 - 30.00              340       17,379,043
                                                                4.62
30.01 - 40.00              417       24,133,733
                                                                6.42
40.01 - 50.00              142        8,957,228
                                                                2.38
50.01 - 60.00               64        4,100,938
                                                                1.09
60.01 - 70.00               15        1,009,966
                                                                0.27
70.01 - 80.00               13          809,659
                                                                0.22
80.01 - 90.00                6          480,206
                                                                0.13
90.01 - 100.00               2          198,040
                                                                0.05
TOTAL:                  10,487      375,820,229
                                                              100.00
--------------------------------------------------------------------------------

Group I original Term to Scheduled Maturity
--------------------------------------------------------------------------------

                    NUMBER OF        CURRENT PRINCIPAL       % OF CURRENT
                                                              PRINCIPAL
TERM (MONTHS)         LOANS               BALANCE              BALANCE
-------------         ------        -     --------      -      -------
1 - 96                       16          395,601                 0.11
109 - 120                   181        5,895,359                 1.56
145 - 156                     2           26,794                 0.01
169 - 180                10,006      359,953,576                95.55
181 - 288                   244        7,836,232                 2.08
289 - 300                    52        2,560,801                 0.68
301 and Over                  2           46,393                 0.01
TOTAL:                   10,503      376,714,757                  100
--------------------------------------------------------------------------------


Group I Remaining Term to Schedule Maturity

                   NUMBER OF        CURRENT PRINCIPAL       % OF CURRENT
                                                             PRINCIPAL
RANGE                LOANS               BALANCE              BALANCE
-----                ------        -     --------      -      -------
1 - 96                      16          395,601                  0.11
109 - 120                  181        5,895,359                  1.56
121 - 144                    1           19,682                  0.01
145 - 156                    2           26,794                  0.01
157 - 168                    7          318,062                  0.08
169 - 180                9,998      359,615,833                 95.46
181 - 288                  244        7,836,232                  2.08
289 - 300                   52        2,560,801                  0.68
301 and Over                 2           46,393                  0.01
TOTAL:                  10,503      376,714,757                   100
--------------------------------------------------------------------------------


Group I Year of Origination


ORIGINATION        NUMBER OF        CURRENT PRINCIPAL       % OF CURRENT
                                                             PRINCIPAL
YEAR                 LOANS               BALANCE              BALANCE
----                 ------        -     --------      -      -------
1999                      1                19,682
                                                                0.01
2001                      7               274,310
                                                                0.07
2002                  8,884           315,288,284
                                                               83.69
2003                  1,611            61,132,481
                                                               16.23
TOTAL:               10,503           376,714,757
                                                              100.00
--------------------------------------------------------------------------------

Group I Geographical Distribution of Mortgaged Properties

--------------------------------------------------------------------------------

                  NUMBER OF        CURRENT PRINCIPAL       % OF CURRENT
                                                            PRINCIPAL
STATE               LOANS               BALANCE              BALANCE
-----               ------        -     --------      -      -------
Texas                    3,144       96,517,696
                                                              25.62
California               2,023       88,037,900
                                                              23.37
Virginia                   615       25,063,543
                                                               6.65
Maryland                   436       15,545,338
                                                               4.13
Washington                 445       15,418,317
                                                               4.09
Colorado                   366       12,577,310
                                                               3.34
Florida                    298       11,461,048
                                                               3.04
Oregon                     356       10,099,365
                                                               2.68
Massachusetts              212        9,163,258
                                                               2.43
New Jersey                 207        8,859,159
                                                               2.35
Arizona                    255        8,228,126
                                                               2.18
Other                    2,146       75,743,695
                                                              20.11
TOTAL:                  10,503      376,714,757
                                                             100.00
--------------------------------------------------------------------------------
Group I Property Type


PROPERTY                       NUMBER OFCURRENT PRINCIPAL % OF CURRENT PRINCIPAL
TYPE                               LOANS      BALANCE              BALANCE
----                               ------     --------       -------
Single Family Residence            6,795   251,632,767          66.80
PUD Detached                       2,663    91,641,419          24.33
Condominium                          580    18,465,836           4.90
PUD Attached                         301     9,301,762           2.47
Multifamily (2-4 Units)               67     2,616,309           0.69
Townhouse                             66     2,249,458           0.60
Manufactured Home                     17       336,312           0.09
Site Condo                             5       224,855           0.06
Townhouse/Row House Detached           6       170,273           0.05
Modular                                3        75,767           0.02
TOTAL:                            10,503   376,714,757         100.00
------------------------------------------------------------------------------

Group I Mortgage Loan Purpose
-------------------------------------------------------------------------------

LOAN                        NUMBER OF   CURRENT PRINCIPAL % OF CURRENT PRINCIPAL
PURPOSE                           LOANS          BALANCE         BALANCE
-------                           ------         --------        -------
Purchase Money                        5,022   179,921,017          47.76
Debt Consolidation                    1,989    83,182,553          22.08
Lower Rate/ Reduced                   2,304    70,823,886          18.80
Cash                                  1,005    36,220,529
                                                                    9.61
Home Imp/Debt Const/Asset Acq           144     5,169,131
                                                                    1.37
Other                                    22       892,236
                                                                    0.24
Convenience                              12       348,508
                                                                    0.09
Home Improvement                          4       140,500
                                                                    0.04
Medical                                   1        16,397           0.01
TOTAL:                               10,503   376,714,757         100.00
-------------------------------------------------------------------------------

Group I Lien Position

--------------------------------------------------------------------------------

                 NUMBER OF            CURRENT   % OF CURRENT PRINCIPAL
                                     PRINCIPAL
POSITION           LOANS              BALANCE          BALANCE
--------           ------        -    --------         --------         -
First Lien             16            894,528               0.24
Second Lien        10,487        375,820,229              99.76
TOTAL:             10,503        376,714,757             100.00
----------------------------------------------------------------------------

Group I Debt to income
-------------------------------------------------------------------------------

                 NUMBER OF            CURRENT   % OF CURRENT PRINCIPAL
                                     PRINCIPAL
RANGE              LOANS              BALANCE          BALANCE
-----              ------        -    --------         -------
0.01 - 5.00             4           236,724               0.06
5.01 - 10.00           15           582,425               0.15
10.01 - 15.00          62         2,165,158               0.57
15.01 - 20.00         275         8,209,205               2.18
20.01 - 25.00         694        22,002,481               5.84
25.01 - 30.00       1,377        46,211,838              12.27
30.01 - 35.00       1,861        63,716,423              16.91
35.01 - 40.00       2,346        85,711,282              22.75
40.01 - 45.00       2,540        97,745,217              25.95
45.01 - 50.00       1,262        47,750,388              12.68
50.01 - 55.00          67         2,383,615               0.63
TOTAL:             10,503        376,714,757            100.00
--------------------------------------------------------------------------------
Group I Residual Income Balance
-------------------------------------------------------------------------------

RESIDUAL INCOME       NUMBER OF            CURRENT  % OF CURRENT PRINCIPAL
                                          PRINCIPAL
BALANCE                 LOANS              BALANCE         BALANCE
-------                 ------        -    --------        -------
0.01 - 1,499.99            130          3,287,080              0.87
1,500.00 - 1,999.00        418         10,744,611              2.85
1,999.01 - 2,999.00      1,644         46,609,687             12.37
2,999.01 - 3,999.00      2,008         63,529,814             16.86
3,999.01 - 4,999.00      1,895         66,616,096             17.68
4,999.01 - 5,999.00      1,367         50,464,025             13.40
Greater than 5,999.00    3,041        135,463,443             35.96
TOTAL:                  10,503        376,714,757            100.00
-------------------------------------------------------------------------------


Group II Collateral Summary
-------------------------------------------------------------------------------

                                                 Summary                   Range (if Applicable)
                                                 Statistics
Number of Revolving Credit Loans                            4,838
Aggregate Current Principal Balance               $176,520,195.99       $0.01  to  $300,000.00
Average Current Principal Balance                      $36,486.19
Aggregate Credit Limit Balance                    $231,337,471.11  $10,000.00  to  $500,000.00
Average Credit Limit Balance                           $47,816.76
Average Credit Utilization Rate                            76.30%       0.00%  to  205.95%
Weighted Average Initial Loan Rate                          3.58%       3.25%  to  14.38%
Weighted Average Gross Margin                               1.92%       0.00%  to  41.00%
Weighted Average Maximum Loan Rate                         19.71%      10.00%  to  25.00%
Weighted Average Original Term                             222.55      179.00  to  360.00
Weighted Average Remaining Term                            220.09          80  to  357.00
Weighted Average Remaining Months to Fully                   4.00        0.00  to  7.00
Indexed Date
Weighted Average Months to Repayment Period                153.37           0  to  180.00
Weighted Average Combined OLTV                             81.04%       5.00%  to  100.00%
Weighted Average FICO Score                                   724         620  to  818
Weighted Average Borrower DTI                              36.91%       2.00%  to  55.00%
Balloon Loans (% of Total)                                 44.42%
Weighted Average Junior Mortgage Ratio                     20.50%
Lien Position (1st/2nd)                            2.18% / 97.82%
Geographic Distribution
                                      California           30.40%
                                      New Jersey            9.58%
                                        Michigan            7.20%
                                         Arizona            6.49%
                                      Washington            6.29%
                                         Florida            5.58%
                                        Colorado            5.58%

Group II Credit Score Distribution
-------------------------------------------------------------------------------

CREDIT          NUMBER OF         CURRENT PRINCIPAL    % OF CURRENT PRINCIPAL
SCORE            LOANS                BALANCE                 BALANCE
-----            ------               --------                -------
620 - 639          116               2,865,949                   1.62
640 - 659          377              11,497,591                   6.51
660 - 679          463              15,872,066                   8.99
680 - 699          637              25,655,599                  14.53
700 - 719          626              24,554,782                  13.91
720 - 739          709              26,647,686                  15.10
740 - 759          670              23,924,977                  13.55
760 - 779          703              25,190,489                  14.27
780 - 799          451              16,928,616                   9.59
800 or Greater      86               3,382,441                   1.92
TOTAL:           4,838             176,520,196                 100.00
-------------------------------------------------------------------------------


Group II Credit Limit Utilization
--------------------------------------------------------------------------------

CREDIT LIMIT        NUMBER OF         CURRENT PRINCIPAL   % OF CURRENT PRINCIPAL
UTILIZATION          LOANS                BALANCE                 BALANCE
-----------          ------               --------                -------
0.01 - 10.00              257             641,083                     0.36
10.01 - 20.00             175           1,668,012                     0.94
20.01 - 30.00             145           2,251,708                     1.28
30.01 - 40.00             164           3,466,606                     1.96
40.01 - 50.00             170           4,597,515                     2.60
50.01 - 60.00             131           3,909,720                     2.21
60.01 - 70.00             178           5,993,463                     3.40
70.01 - 80.00             174           6,986,772                     3.96
80.01 - 90.00             209           9,069,713                     5.14
90.01 - 100.00          3,227         137,528,979                    77.91
100.01 - 110.00             6             216,434                     0.12
110.01 or greater           2             190,190                     0.11
TOTAL:                  4,838         176,520,196                   100.00
-------------------------------------------------------------------------------

Grouop II Credit Limit

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT                      NUMBER OF  CURRENT PRINCIPAL  % OF CURRENT PRINCIPAL
LIMIT                        LOANS         BALANCE                 BALANCE
-----                        ------        --------                -------
0.01 - 25,000.00                1,307   21,130,819                   11.97
25,000.01 - 50,000.00           2,033   62,684,974                   35.51
50,000.01 - 75,000.00             803   39,965,121                   22.64
75,000.01 - 100,000.00            513   32,401,630                   18.36
100,000.01 - 125,000.00            37    3,206,478
                                                                      1.82
125,000.01 - 150,000.00            73    7,510,874
                                                                      4.25
150,000.01 - 175,000.00             8    1,154,087
                                                                      0.65
175,000.01 - 200,000.00            50    5,819,189
                                                                      3.30
200,000.01 - 225,000.00             3      642,120
                                                                      0.36
225,000.01 - 250,000.00             4      987,000
                                                                      0.56
275,000.01 - 300,000.00             2      599,063
                                                                      0.34
Greater than 300,000.00             5      418,842
                                                                      0.24
TOTAL:                          4,838  176,520,196                  100.00
-------------------------------------------------------------------------------

Group II Mortgage Rates
--------------------------------------------------------------------------------

MORTGAGE          NUMBER OF         CURRENT PRINCIPAL    % OF CURRENT PRINCIPAL
RATE (%)           LOANS                BALANCE                 BALANCE
--------           ------        -      --------        -       -------
3.001 - 3.500         3,961         147,623,389                    83.63
3.501 - 4.000           385          12,974,006                     7.35
4.001 - 4.500            41           1,330,854                     0.75
4.501 - 5.000            83           2,839,238                     1.61
5.001 - 5.500            54           1,636,828                     0.93
5.501 - 6.000            70           1,836,343                     1.04
6.001 - 6.500            57           1,654,719                     0.94
6.501 - 7.000            50           1,979,920                     1.12
7.001 - 7.500            42           1,528,217                     0.87
7.501 - 8.000            31           1,149,058                     0.65
8.001 - 8.500            42           1,256,946                     0.71
8.501 - 9.000            14             452,905                     0.26
9.001 - 9.500             3             114,555                     0.06
9.501 - 10.000            2              61,851                     0.04
10.501 - 11.000           1               6,382                     0.01
12.001 - 12.500           1              31,330                     0.02
14.001 - 14.500           1              43,657                     0.02
TOTAL:                4,838         176,520,196                   100.00
-------------------------------------------------------------------------------

Grouop II Mortgage Loan Principal Balances
--------------------------------------------------------------------------------

PRINCIPAL BALANCE        NUMBER OF  CURRENT PRINCIPAL    % OF CURRENT PRINCIPAL
AMOUNT ($)                LOANS         BALANCE                 BALANCE
----------                ------        --------        -       -------
0.01 - 25,000.00             2,068   30,276,202                    17.15
25,000.01 - 50,000.00        1,767   65,267,869                    36.97
50,000.01 - 75,000.00          600   37,590,533                    21.30
75,000.01 - 100,000.00         290   26,260,441                    14.88
100,000.01 - 125,000.00         29    3,264,511                     1.85
125,000.01 - 150,000.00         50    7,016,987                     3.98
150,000.01 - 175,000.00          8    1,325,408                     0.75
175,000.01 - 200,000.00         17    3,290,063                     1.86
200,000.01 - 250,000.00          7    1,629,120                     0.92
250,000.01 - 300,000.00          2      599,063                     0.34
TOTAL:                       4,838  176,520,196                   100.00
--------------------------------------------------------------------------------

Group II Maximum Loan Rate
--------------------------------------------------------------------------------

MAXIMUM          NUMBER OF         CURRENT PRINCIPAL    % OF CURRENT PRINCIPAL
LOAN RATES (%)    LOANS                BALANCE                 BALANCE
--------------    ------        -      --------        -       -------
10.000                2                 42,766
                                                                  0.02
14.000                4                 58,641
                                                                  0.03
16.000               31                833,935
                                                                  0.47
18.000            3,622            125,238,706                   70.95
20.000                6                127,527
                                                                  0.07
21.000               20                592,397
                                                                  0.34
21.750               18                475,334
                                                                  0.27
22.200               10                395,544
                                                                  0.22
24.000              953             41,875,135                   23.72
25.000              172              6,880,212
                                                                  3.90
 TOTAL:           4,838            176,520,196                  100.00
--------------------------------------------------------------------------------

Group II Original Loan-to-value ratios
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE NUMBER OF       CURRENT PRINCIPAL % OF CURRENT PRINCIPAL
RATIO (%)               LOANS                 BALANCE             BALANCE
---------               ------        -       --------            -------
0.01 - 10.00                 5                  76,689                0.04
10.01 - 20.00               18                 799,413                0.45
20.01 - 30.00               28               1,052,839                0.60
30.01 - 40.00               55               2,568,680                1.46
40.01 - 50.00               90               3,292,301                1.87
50.01 - 60.00              183               7,532,227                4.27
60.01 - 70.00              315              13,654,579                7.74
70.01 - 75.00              304              12,978,626                7.35
75.01 - 80.00              599              23,403,598               13.26
80.01 - 85.00              287               8,309,251                4.71
85.01 - 90.00            1,441              44,737,534               25.34
90.01 - 95.00            1,037              37,968,759               21.51
95.01 - 100.00             476              20,145,699               11.41
TOTAL:                   4,838             176,520,196              100.00
--------------------------------------------------------------------------------

*CLTV measure used for 2nd lien mortgages for purposes of computation

Group II Junior Mortgage Ratios

-------------------------------------------------------------------------------

                NUMBER OF         CURRENT PRINCIPAL     % OF CURRENT PRINCIPAL
RANGE            LOANS                 BALANCE                 BALANCE
-----            ------        -       --------        -       -------
0.01 - 5.00             77             928,545                    0.54
5.01 - 10.00           555          12,075,232                    6.99
10.01 - 15.00        1,430          40,454,865                   23.43
15.01 - 20.00        1,433          55,390,305                   32.08
20.01 - 25.00          540          24,316,403                   14.08
25.01 - 30.00          278          12,327,106                    7.14
30.01 - 40.00          293          17,230,434                    9.98
40.01 - 50.00          105           5,644,261                    3.27
50.01 - 60.00           39           2,886,827                    1.67
60.01 - 70.00           15             624,784                    0.36
70.01 - 80.00            8             342,357                    0.20
80.01 - 90.00            4             238,728                    0.14
90.01 - 100.00           2             210,000                    0.12
TOTAL:               4,779         172,669,849                  100.00
-------------------------------------------------------------------------------

Group II Remaining Term to Scheduled Maturity

--------------------------------------------------------------------------------

             NUMBER OF          CURRENT PRINCIPAL     % OF CURRENT PRINCIPAL
RANGE          LOANS                BALANCE                  BALANCE
-----          ------       -       --------         -       -------
1 - 96                1               37,064                     0.02
121 - 144             5               83,237                     0.05
145 - 156             1               47,975                     0.03
157 - 168            21              421,843                     0.24
169 - 180         2,966          113,382,051                    64.23
181 - 288            43              964,335                     0.55
289 - 300         1,800           61,546,190                    34.87
301 and Over          1               37,500                     0.02
TOTAL:            4,838          176,520,196                      100
--------------------------------------------------------------------------------


Group II Year of Origination
--------------------------------------------------------------------------------

ORIGINATION                     NUMBER OF         CURRENT PRINCIPAL % OF CURRENT
                                                                     PRINCIPAL
YEAR                             LOANS                 BALANCE        BALANCE
----                      -      ------        -       --------       -------
1994                                      1             37,064
                                                                         0.02
1995                                      1             83,162
                                                                         0.05
1996                                      1             25,000
                                                                         0.01
1998                                      3             70,826
                                                                         0.04
1999                                      5             39,535
                                                                         0.02
2000                                      3             78,120
                                                                         0.04
2001                                     38            810,955
                                                                         0.46
2002                                  3,213        114,987,368
                                                                        65.14
2003                                  1,573         60,388,167
                                                                        34.21
TOTAL:                                4,838        176,520,196         100.00



Group II Geographical Disribution of Mortgaged Properties

               NUMBER OF CURRENT PRINCIPAL % OF CURRENT PRINCIPAL
STATE                            LOANS                BALANCE       BALANCE
-----                     -      ------        -      --------      -------
California                        1,368              53,658,771        30.40
New Jersey                          419              16,916,000         9.58
Michigan                            377              12,711,661         7.20
Arizona                             323              11,463,983         6.49
Washington                          306              11,094,852         6.29
Florida                             262               9,858,487         5.58
Colorado                            284               9,843,749         5.58
Massachusetts                       129               5,150,879         2.92
Virginia                            124               5,008,300         2.84
Oregon                              127               4,432,388         2.51
Maryland                            107               4,063,823         2.30
Utah                                124               3,617,129         2.05
Georgia                             100               3,527,055         2.00
Other                               788              25,173,118        14.26
TOTAL:                            4,838             176,520,196       100.00
--------------------------------------------------------------------------------

Group II Mortgage Loan Purpose
------------------------------------------------------------------------------

LOAN                NUMBER OF        CURRENT PRINCIPAL    % OF CURRENT PRINCIPAL
PURPOSE              LOANS                BALANCE                 BALANCE
-------              ------        -      --------       -        -------
Cash                  1,843             63,104,627                    35.75
Purchase Money          984             42,421,951                    24.03
Lower Rate/ Reduced   1,173             39,294,481                    22.26
Debt Consolidation      626             23,678,877                    13.41
Home Imp/Debt            90              4,459,647                     2.53
Const/Asset Acq
Other                    71              1,870,143                     1.06
Convenience              43              1,400,568                     0.79
Home Improvement          5                228,139                     0.13
Asset Acquisition         3                 61,764                     0.03
TOTAL:                4,838            176,520,196                   100.00
-------------------------------------------------------------------


Group II Property Type
--------------------------------------------------------------------------------

PROPERTY                NUMBER OF   CURRENT PRINCIPAL     % OF CURRENT PRINCIPAL
TYPE                     LOANS           BALANCE                 BALANCE
----                     ------   -      --------       -        -------
Single Family Residence   3,497      126,840,084                     71.86
PUD Detached                759       31,090,962                     17.61
Condominium                 346       10,445,796                      5.92
Multifamily (2-4 Units)      80        3,173,151                      1.80
PUD Attached                110        2,912,763                      1.65
Townhouse                    32        1,276,574                      0.72
Site Condo                   10          715,445                      0.41
Manufactured Home             4           65,420                      0.04
TOTAL:                    4,838      176,520,196                    100.00
-------------------------------------------------------------------------------

Group II Lien Position
--------------------------------------------------------------------------------

               NUMBER OF CURRENT PRINCIPAL % OF CURRENT PRINCIPAL
POSITION                         LOANS                BALANCE      BALANCE
--------                  -      ------        -      --------     --------
1st Lien                              59            3,850,347           2.18
2nd Lien                           4,779          172,669,849          97.82
TOTAL:                             4,838          176,520,196         100.00
-------------------------------------------------------------------------------

Group II Occupancy Type
-------------------------------------------------------------------------------

OCCUPANCY           NUMBER OF         CURRENT PRINCIPAL   % OF CURRENT PRINCIPAL
TYPE                 LOANS                BALANCE                  BALANCE
----                 ------        -      --------        -        -------
Primary                4,796            175,424,833                    99.38
Second Home               25                715,752                     0.41
Non-Owner Occupied        17                379,610                     0.22
TOTAL:                 4,838            176,520,196                   100.00
--------------------------------------------------------------------------------

Group II Gross Margin (%)
-------------------------------------------------------------------------------

GROSS          NUMBER OF         CURRENT PRINCIPAL     % OF CURRENT PRINCIPAL
MARGIN (%)      LOANS                 BALANCE                 BALANCE
----------      ------        -       --------        -       -------
0.000                96               5,233,764                   2.96
0.001 - 0.500       721              26,527,720                  15.03
0.501 - 1.000       599              25,708,729                  14.56
1.001 - 1.500       797              24,207,290                  13.71
1.501 - 2.000       827              29,080,220                  16.47
2.001 - 2.500       470              18,752,125                  10.62
2.501 - 3.000       410              15,255,664                   8.64
3.001 - 3.500       305              11,200,704                   6.35
3.501 - 4.000       304              10,131,693                   5.74
4.001 - 4.500       236               7,883,087                   4.47
4.501 - 5.000        58               2,055,275                   1.16
5.001 - 5.500        10                 364,045                   0.21
Over 5.500            5                 119,880                   0.07
TOTAL:            4,838             176,520,196                    100
-------------------------------------------------------------------------------

Group II Debt to income
--------------------------------------------------------------------------------

                NUMBER OF         CURRENT PRINCIPAL     % OF CURRENT PRINCIPAL
RANGE            LOANS                 BALANCE                 BALANCE
-----            ------        -       --------        -       -------
0.01 - 5.00           3                128,943                    0.07
5.01 - 10.00         12                490,503                    0.28
10.01 - 15.00        43              1,773,623                    1.00
15.01 - 20.00       168              6,170,207                    3.50
20.01 - 25.00       310             11,355,999                    6.43
25.01 - 30.00       571             19,150,108                   10.85
30.01 - 35.00       808             29,071,686                   16.47
35.01 - 40.00     1,066             38,925,486                   22.05
40.01 - 45.00     1,206             45,506,438                   25.78
45.01 - 50.00       631             23,222,270                   13.16
50.01 - 55.00        20                724,933                    0.41
TOTAL:            4,838            176,520,196                  100.00
-------------------------------------------------------------------------------

Griyo UU Residual Income
--------------------------------------------------------------------------------

RESIDUAL               NUMBER OF CURRENT PRINCIPAL     % OF CURRENT PRINCIPAL
INCOME ($)              LOANS         BALANCE                 BALANCE
----------              ------        --------        -       -------
0.01 - 1,499.99            68       1,490,940                     0.84
1,500.00 - 1,999.00       202       4,544,482                     2.57
1,999.01 - 2,999.00       698      17,551,564                     9.94
2,999.01 - 3,999.00       831      24,744,640                    14.02
3,999.01 - 4,999.00       740      24,704,535                    14.00
4,999.01 - 5,999.00       579      21,513,025                    12.19
Greater than 5,999.00   1,720      81,971,011                    46.44
TOTAL:                  4,838     176,520,196                   100.00
-------------------------------------------------------------------------------